Supplement to the
Fidelity® Select Portfolios®
July 31, 2001
Prospectus

The following information replaces the similar information found in the first paragraph under the heading "Principal Investment Risks" on page 64.

Many factors affect the fund's performance. The fund's yield will change daily based on changes in interest rates and other market conditions. Although the fund is managed to maintain a stable $1.00 share price, there is no guarantee that the fund will be able to do so. For example, a major increase in interest rates or a decrease in the credit quality of the issuer of one of the fund's investments could cause the fund's share price to decrease.

The following information replaces similar information found in the "Fund Management" section beginning on page 73.

Jeffrey Feingold is manager of Financial Services and Home Finance, which he has managed since October 2001 and January 2001, respectively. He also manages other Fidelity funds. Since joining Fidelity in 1997, Mr. Feingold has worked as a research analyst and manager.

Heather Lawrence is manager of Transportation, which she has managed since December 2001. Since joining Fidelity in 2001, Ms. Lawrence has worked as an analyst and manager.

Vincent Rivers is manager of Paper and Forest, which he has managed since October 2001. Since joining Fidelity in 2000, Mr. Rivers has worked as a research analyst and manager.

Christian Zann is manager for Software and Computer Services, which he has managed since December 2001. Since joining Fidelity in 1996, Mr. Zann has worked as a research analyst and manager.

SEL-01-14 December 29, 2001
1.482105.135

SUPPLEMENT TO THE

FIDELITY® SELECT PORTFOLIOS®

June 30, 2001

STATEMENT OF ADDITIONAL INFORMATION

Effective January 1, 2002 the "Money Market Insurance" paragraph beginning on page 15 is no longer applicable.

SELB-01-03 December 29, 2001
1.475630.113